UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 11, 2020

Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.1 per share	CVGI	The NASDAQ Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Accounting Officer

(b)(c) On November 11, 2020, Commercial Vehicle Group, Inc. (the “Company”) appointed Angela M. O’Leary as Vice President, Corporate Controller and Chief Accounting Officer of the Company effective November 30, 2020. Effective November 30, 2020, Ms. O’Leary will be the Company’s principal accounting officer, replacing Christopher H. Bohnert in that designation. Mr. Bohnert will continue in his role as Chief Financial Officer of the Company.

Ms. O’Leary, age 39, has over 16 years of experience in finance and accounting. Ms. O’Leary was previously at Vertiv, from May 2017 to November 2020, where she served recently as Director – Assistant Corporate Controller, and held positions of increasing responsibility including Senior Manager – External Reporting and Technical Accounting, Director – External Reporting and Technical Accounting, and Interim Corporate Controller. Ms. O’Leary began her career in public accounting at Deloitte & Touche, LLP, holding various roles, from January 2004 to May 2017, including Audit Associate through Audit Manager, Senior Manager – National Office Professional Practice Directors, and Senior Manager – Audit. Ms. O’Leary holds a Bachelor of Science degree in Business Administration and Master of Accounting from The Ohio State University. Ms. O’Leary is a Certified Public Accountant licensed in Ohio.

As part of Ms. O’Leary’s appointment as Vice President, Corporate Controller and Chief Accounting Officer, her compensation will consist of a base salary of $240,000, certain new hire short-term incentive awards, and restricted stock awards. Ms. O’Leary will also receive an annual bonus under the Company’s annual bonus plan as may be in effect from time to time, equity and other long-term incentive awards under any applicable plan adopted by the Company during the term of her employment for which employees are generally eligible and will be eligible to receive annual incentive awards under the Company’s 2020 Equity Incentive Plan. The foregoing description of the terms of the offer to Ms. O’Leary is not complete, and is qualified in its entirety by reference to the full text of Ms. O’Leary’s offer letter, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Offer Letter of Angie M. O'Leary.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.

November 17, 2020	By:	/s/ Aneezal H. Mohamed
	Name:	Aneezal H. Mohamed
	Title:	General Counsel